UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 2, 2021 (July 1, 2021)

Watford Holdings Ltd.
(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-38788	98-1155442
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

Waterloo House, 1st Floor
100 Pitts Bay Road,	Pembroke	HM 08,	Bermuda
(Address of principal executive offices)

(441)	278-3455
(Registrant’s telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	WTRE	Nasdaq Global Select Market
8½% Cumulative Redeemable Preference Shares	WTREP	Nasdaq Global Select Market

INTRODUCTORY NOTE

On July 1, 2021, Watford Holdings Ltd. (the "Company") completed the previously announced merger of Greysbridge Ltd. ("Merger Sub") with and into the Company (the "Merger"), whereby the separate corporate existence of Merger Sub ceased and the Company became a wholly-owned subsidiary of Greysbridge Holdings Ltd. ("Holdco"), a newly formed entity owned 40% by a subsidiary of Arch Capital Group Ltd. ("Arch"), 30% by certain investment funds managed by Kelso & Company ("Kelso") and 30% by certain investment funds managed by Warburg Pincus LLC ("Warburg Pincus"). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of October 9, 2020 (the "Original Merger Agreement"), by and among the Company, Arch and Merger Sub, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 2, 2020, by and among the Company, Arch and Merger Sub (the "Amendment", and the Original Merger Agreement as amended by the Amendment, the "Merger Agreement"). Arch assigned its interests and obligations in connection with the Merger Agreement to Holdco. The Merger became effective on July 1, 2021 (the “Effective Time”) pursuant to the Certificate of Merger that was issued by the Registrar of Companies in Bermuda on such date.

Item 2.01        Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.03 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, (a) each issued and outstanding common share, par value $0.01 per share (the “Common Shares”), of the Company (other than (i) shares canceled pursuant to the Merger Agreement and (ii) restricted share units canceled and exchanged pursuant to the Merger Agreement (as described below)) was converted into the right to receive $35.00 per Common Share in cash, without interest and less any required withholding taxes (the “Merger Consideration”) and (b) each issued and outstanding 8½% Cumulative Redeemable Preference Share of the Company (the “Preference Shares”) remained outstanding as a preference share of the surviving company, with the same dividend and other relative rights, preferences, limitations and restrictions as were provided to the Preference Shares prior to the Effective Time.

Effective as of immediately prior to the Effective Time, (i) each outstanding restricted share unit under the Company’s 2018 Stock Incentive Plan (the “Plan”) that was subject to performance metrics became fully vested assuming the achievement of the applicable performance metrics at the target level of performance and was canceled in exchange for the right of the holder thereof to receive a single lump sum cash payment, without interest, equal to (A) the Merger Consideration, less (B) any applicable withholding for taxes; and (ii) each outstanding restricted share unit under the Plan that was not subject to performance metrics became fully vested and was canceled in exchange for the right of the holder thereof to receive a single lump sum cash payment, without interest, equal to (A) the Merger Consideration, less (B) any applicable withholding for taxes.

The foregoing description of the Merger Agreement and the related transactions, including the Merger, does not purport to be complete and is subject to and qualified in its entirety by reference to the Original Merger Agreement and the Amendment, copies of which were filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 13, 2020 and Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on November 2, 2020, respectively, and the terms of which are incorporated herein by reference.

Item 3.01        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth in the Introductory Note and Items 2.01 and 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the closing of the Merger, the Company notified the Nasdaq Global Select Market ("Nasdaq") that at the Effective Time, each outstanding Common Share was converted into the right to receive the Merger Consideration pursuant to the Merger Agreement as set forth under Item 2.01. The Company requested that Nasdaq halt trading of the Common Shares effective on July 1, 2021. The Company also requested that Nasdaq file a Form 25 with the SEC to remove the Common Shares from listing on Nasdaq and to deregister the Common Shares pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Common Shares under Section 12(g) of the Exchange Act and the suspension of the

Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to the Common Shares.

In addition, on July 2, 2021, the Company notified Nasdaq that the Company intends to voluntarily delist the Preference Shares and file with the SEC (i) a Form 25 to remove the Preference Shares from listing on Nasdaq and to deregister the Preference Shares pursuant to Section 12(b) of the Exchange Act, and (ii) a certification on Form 15 under the Exchange Act, requesting the deregistration of the Preference Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to the Preference Shares.

Item 3.03        Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Merger and at the Effective Time, holders of Common Shares immediately prior to such time ceased to have any rights as shareholders in the Company (other than their right to receive the Merger Consideration or perfect their appraisal rights, if applicable) and accordingly, no longer have any interest in the Company’s future earnings or growth.

Item 5.01        Changes in Control of Registrant.

On July 1, 2021, upon consummation of the Merger, a change in control of the Company occurred and the Company became a wholly-owned subsidiary of Holdco. The information set forth in the Introductory Note and Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

The aggregate merger consideration was approximately $610 million. Holdco obtained the funds necessary to fund the acquisition through equity financing from a subsidiary of Arch, certain investment funds managed by Kelso and certain investment funds managed by Warburg Pincus.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01        Other Events.

On July 2, 2021, the Company issued a press release announcing its intent to delist the Preference Shares. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in its entirety herein.

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description
2.1
Agreement and Plan of Merger, dated October 9, 2020, by and among Watford Holdings Ltd., Arch Capital Group Ltd. and Greysbridge Ltd. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 13, 2020).

2.2
Amendment No. 1, dated November 2, 2020, by and among Watford Holdings Ltd., Arch Capital Group Ltd. and Greysbridge Ltd., to the Agreement and Plan of Merger, dated as of October 9, 2020 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 2, 2020).

99.1	Press Release, dated July 2, 2021, issued by Watford Holdings Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 2, 2021

WATFORD HOLDINGS LTD.

By:	/s/ Jonathan D. Levy
Name: Jonathan D. Levy Title: Chief Executive Officer

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